UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2024

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On May 24, 2024, Applied UV, Inc. (the “Company”), and its wholly owned subsidiary, SteriLumen, Inc. (“SteriLumen”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New York (the “Bankruptcy Court”). The Company’s and SteriLumen’s chapter 11 cases (the “Chapter 11 Cases”) are being administered under the captions In re: Applied UV, Inc., Case No. 24-22462 and In re: Sterilumen, Inc., Case No. 24-22463, respectively. The Company and SteriLumen continue to operate their businesses as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company and SteriLumen are seeking approval of a variety of “first day” motions containing customary relief intended to enable the Company and SteriLumen to continue their ordinary course operations during the Chapter 11 Cases. The Company and SteriLumen intend to use available cash on hand, which stands at approximately $10,000 and $55,000, respectively, as of the filing date, to fund post-petition operations and costs in the ordinary course.

The Company cannot be certain that holders of the Company’s common stock or Series A Preferred Stock will receive any payment or other distribution on account of those shares following the Chapter 11 Cases.

The Company cautions that trading in the Company’s common stock and Series A Preferred Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock and Series A Preferred Stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock and Series A Preferred Stock in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock and Series A Preferred Stock.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2024, the Company received written notice (the “Delisting Notice”) from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the filings of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, the staff of Nasdaq had determined that the Company’s common stock and Series A Preferred Stock will be delisted from Nasdaq. In the Delisting Notice, the staff of Nasdaq referenced the Chapter 11 Filing and associated public interest concerns raised by it, concerns regarding the residual equity interest of the existing listed securities holders and concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. The Delisting Notice also indicates that the Company may appeal Nasdaq’s determination pursuant to procedures set forth in Nasdaq Listing Rule 5800 Series. The Company does not intend to appeal this determination.

Trading of the Company’s common stock and Series A Preferred Stock will be suspended at the opening of business on June 4, 2024 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s common stock and Series A Preferred Stock from listing and registration on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s and SteriLumen’s ability to continue ordinary course operations during the Chapter 11 Cases, the value of the Company’s common stock and Series A Preferred Stock and the ability of holders of the Company’s common stock and Series A Preferred Stock to receive any payment or distribution. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the important factors discussed in the sections entitled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED UV, INC.

Date: May 31, 2024	By:	/s/ Max Munn
	Name:	Max Munn
	Title:	President